UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission	(IRS Employer
File Number)	Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The purpose of this filing is to report corrected vehicle production numbers for the first and second quarters of 2021 previously set forth in certain of our reports – those corrections are as follows:

•	In Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Arcimoto, Inc. (the “Company”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, the Company reported that during the three months ended March 31, 2021, the Company produced 84 model year 2021 vehicles when, in fact, the Company actually produced 88 model year 2021 vehicles during that period.

•	In the Company’s earnings release for the quarter ended March 31, 2021 (furnished on Current Report on Form 8-K to the Commission on May 17, 2021), the Company reported that during that quarter, the Company manufactured a record 84 vehicles when, in fact, the Company actually manufactured a record 88 vehicles during that period.

•	In the Company’s earnings release for the quarter ended June 30, 2021 (furnished on Current Report on Form 8-K to the Commission on August 16, 2021), the Company reported that during that quarter, the Company manufactured 74 vehicles when, in fact, the Company actually manufactured 85 vehicles during that period.

The Company’s Quarterly Report on Form 10-Q correctly reported that the total number of vehicles produced during the six months ended June 30, 2021 was 173. The errors noted above did not otherwise affect any of the Company’s previously reported operating or other results.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: August 17, 2021	By:	/s/ Mark Frohnmayer
Mark Frohnmayer
Chief Executive Officer

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